CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Post-Effective Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-00375) of our report dated April 20, 1998, on our audits of the financial statements of Great American Reserve Insurance Company. We also consent to the reference to our Firm under the caption "Independent Accountants."

                                            /S/ COOPERS & LYBRAND L.L.P.
                                            ----------------------------
                                            Coopers & Lybrand L.L.P.

Indianapolis, Indiana
April 21, 1998